UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska             68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

9/30

Date of reporting period: 9/30/2014

Item 1.  Reports to Stockholders.

Equinox MutualHedge Futures Strategy Fund

CLASS A, CLASS C AND CLASS I SHARES

Annual Report

September 30, 2014

1-888-643-3431

WWW.MUTUALHEDGE.COM

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer to buy shares of the Probabilities Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

EQUINOX MUTUALHEDGE FUTURES STRATEGY FUND
Annual Letter to Shareholders for the year ended September 30, 2014

Equinox MutualHedge Futures Strategy Fund (the “Fund” or “MutualHedge”) began trading on December 31, 2009 with an initial NAV of $10.00 per share.  For the Fund’s last fiscal year, October 1, 2013 through September 30, 2014, Class A Shares (with No Load) returned 6.99%, Class A Shares (with Maximum Load) returned 0.84%, Class C Shares returned 6.23%, and Class I Shares returned 7.30%.  During the period, the Fund’s Class I Shares slightly underperformed the Barclay BTOP50 Index® (the “Managed Futures Index”) which returned 7. 32% ..  While this performance represents a strong and welcome turnaround relative to the previous year, it still fell short of equities: the S&P 500® Total Return Index (the “Equities Index”) returned 19.73% for the year ended September 30, 2014.1

Both the Fund and the Managed Futures Index, since 2010, have remained virtually uncorrelated to equities: their correlation coefficients to the Equities Index were 0.07 and 0.19, respectively.2 Like the managed futures asset class as a whole, the Fund offers the potential for diversification benefits when added to most traditional investment portfolios that have equities as their core holding.2

FUND STRATEGY

The Fund’s investment objective is to achieve capital appreciation in both rising and falling equity markets, with an annualized level of volatility that is generally lower than the historical level of volatility experienced by the Equities Index.

The Fund’s investment advisor, Equinox Fund Management, LLC (“Equinox” or the “Advisor”) pursues this investment objective mainly by investing in (i) fixed-income securities, and (ii) global derivatives markets, through the proprietary programs of one or more commodity trading advisors (“CTAs”), which are often labeled “managed futures” programs3

The Advisor draws on its extensive experience in the managed futures space to select CTA programs and, by analyzing the interrelationships among them, combines them in a portfolio that attempts to offer more consistent performance potential with lower volatility than individual programs. The portfolio is designed to be diversified across (i) trading methodologies (e.g., trend-following, discretionary, spread trading); (ii) trading time horizons (short-term, medium-term, long-term); (iii) sectors (energy, metals, agricultural commodities, equity indices, interest rates, currencies); and (iv) geography.  The Advisor seeks to manage the risk of the portfolio by monitoring key parameters of the selected programs, including volatility, market sector exposure, drawdowns, and trading activity.  While the portfolio is actively managed, it does not express or incorporate tactical views on markets or CTA programs: the emphasis is on long-term risk-adjusted returns.

______________________

1 The Equinox MutualHedge Futures Strategy Fund data source: Gemini Fund Services, LLC.  The Managed Futures Index and Equities Index data source: PerTrac Financial Solutions.

2The correlation between the Fund and the Managed Futures Index, as might be expected, is much higher at 0.87.

PORTFOLIO AND PLATFORM EVOLUTION

As of September 30, 2014, the Fund’s portfolio consisted of 10 CTA programs, as shown in Table 1 on the next page.  Four diversified intermediate to long-term trend-following programs (WNTN, KeyQuant, Quantica and Quest) represented approximately 44% of the Fund’s portfolio. Two spread trading programs (EvE and Moody) represented approximately 21%, while two short-term trading programs (QIM and Crabel) had a 20% allocation. The remaining 15% was allocated to two CTA programs, FORT (contrarian) and BlueCrest (systematic macro).  We believe that this diversification across trading styles and horizons has the potential to lower the volatility of the Fund’s returns over time.

Table 1 on the next page shows the Fund’s quarter-by-quarter allocations to CTA programs.  During the year, there have been several noteworthy changes.  Four CTA programs (Cantab, John Locke, Mesirow and Tiverton) are no longer in the Fund’s portfolio.  These deallocations were motivated mainly by underperformance, both absolute and relative to their peer groups.  Discretionary traders Tiverton and Mesirow reflected the general malaise that has dragged down their trading style over the last couple of years.  In the case of Cantab, there were some additional concerns about the program’s relatively high margin usage.  In John Locke’s case, the program no longer appeared to fit the portfolio’s needs in terms of trading style and horizon.  One CTA program was added during the year: the BlueCrest Systematic Macro program managed by Leda Braga, a trend-following program incorporating non-trend and niche enhancer strategies that tend to differentiate it from most traditional trend strategies, including BlueCrest’s own BlueTrend program.  As the table indicates, there were also increases in the allocations to most CTA programs, reflecting the smaller number of CTA programs now in the Fund’s portfolio relative to last year-end.

TABLE 1: MUTUALHEDGE PORTFOLIO ALLOCATIONS

ADVISOR	9/30/2013	12/31/2013	3/31/2014	6/30/2014	9/30/2014
BlueCrest Capital Management (BlueCrest)					4.9%
Cantab Capital Partners (Cantab)	8.6%	9.5%	9.2%
Crabel Capital Management (Crabel)	6.6%	7.6%	7.9%	9.0%	9.6%
Emil van Essen (EvE)	7.6%	7.7%	7.5%	8.6%	9.2%
Fort (FORT)	6.8%	7.7%	7.9%	9.5%	9.8%
J E Moody (Moody)	10.3%	10.5%	10.0%	11.2%	11.5%
John Locke Investments (John Locke)	7.1%	5.4%	3.7%
KeyQuant (KeyQuant)	5.2%	6.3%	6.0%	7.4%	8.1%
Mesirow Financial Commodities Management (Mesirow)	4.1%	2.4%	3.9%	4.0%
Quality Capital Management (QCM)	3.8%	1.6%	0.0%
Quantica Capital (Quantica)	8.0%	8.5%	8.5%	10.1%	10.5%
Quantitative Investment Management (QIM)	9.9%	11.2%	11.1%	10.2%	10.5%
Quest Partners (Quest)	7.8%	8.7%	8.7%	10.7%	11.2%
Tiverton Trading (Tiverton)	4.9%	2.3%	4.7%	5.1%
Winton Capital Management (WNTN)	9.3%	10.6%	10.9%	14.2%	14.7%

Allocations represent the portion of CTA-related investments only, and are presented to illustrate examples of the holdings that the fund has bought and the diversity of areas in which the funds may invest, and may not be representative of the fund's current or future investments.  Portfolio holdings are subject to change and should not be considered investment advice.

It has always been our goal and commitment to seek efficient access to what we believe is a well-constructed portfolio of the best available CTA programs.   The Fund currently obtains exposure to CTA programs through a combination of (i) trading companies and (ii) unfunded derivatives. We continue to believe that multiple modes of access best serve the interests of the Fund’s investors.

ANALYSIS OF FUND PERFORMANCE

As shown in Table 2 below, the Fund underperformed both the Equities Index and the Managed Futures Index.  It did, however, succeed in meeting its investment objective as far as volatility, which was a little more than half the volatility of the Equities Index.   Noteworthy as well is the lack of correlation between the Fund and the Managed Futures Index with the Equities Index, a tribute to the diversification provided by this asset class.

TABLE 2: PERFORMANCE STATISTICS OF THE FUND (10/1/2013 to 9/30/2014)

			CORRELATION (1/2010 – 9/2014)
	RETURN	VOLATILITY	FUND	BTOP50	S&P 500®
Fund (A shares, no load)	7.0%	6.2%	1.0	0.9	0.1
Barclay BTOP50 Index®	7.3%	3.8%	0.9	1.0	0.2
S&P 500 Total Return Index®	19.7%	8.9%	0.1	0.2	1.0

Investors are not able to invest directly in the indexes referenced in this table. The performance of any index presented does not represent the performance of any particular product sponsored by Equinox Fund Management, LLC.

Past performance is not an indication of future results.  There is risk of loss.  You can lose money in a managed futures program.

FUND PERFORMANCE ATTRIBUTION BY CTA PROGRAM

During the period under review, ten of the Fund’s CTA programs made positive contributions to performance with six of them contributing more than 96 bps, underscoring the more favorable climate for managed futures.  The best performing CTA program was QTI, a medium-term diversified trend-following program, which contributed about 146 basis points (“bps”) of performance.  Four of the top five contributors were trend-following programs, and all trend-following programs were up for the year.  The losing programs, led by spread trader Moody (down −97 bps), were a diverse group that included two discretionary traders, a short-term trader, and a multi-strategy program.

US interest rates drifted a little lower during the year, and the Fund’s fixed-income investments (consisting mainly of exchange-traded funds that seek to track the performance of short-duration, investment-grade fixed-income indices) benefited, contributing a healthy 117 bps of positive performance.

TABLE 3: CTA PROGRAM CONTRIBUTIONS TO PERFORMANCE (10/1/2013 to 9/30/2014)

CTA PROGRAM	CONTRIBUTION TO PROGRAM
BlueCrest Capital Management (BlueCrest)	0.15%
Cantab Capital Partners (Cantab)	-0.38%
Crabel Capital Management (Crabel)	1.19%
Emil van Essen (EvE)	0.35%
Fort (FORT)	0.96%
J E Moody (Moody)	-0.97%
John Locke Investments (John Locke)	0.25%
KeyQuant (KeyQuant)	1.30%
Mesirow Financial Commodities Management (Mesirow)	-0.34%
Quality Capital Management (QCM)	0.16%
Quantica Capital (Quantica)	0.98%
Quantitative Investment Management (QIM)	-0.14%
Quest Partners (Quest)	1.46%
Tiverton Trading (Tiverton)	-0.41%
Winton Capital Management (WNTN)	1.26%
Fixed Income Securities	1.17%
TOTAL	6.99%

TABLE 4: FUND PERFORMANCE ATTRIBUTION BY SECTOR (10/1/2013 to 9/30/2014)

SECTOR	CONTRIBUTION TO PERFORMANCE
Currencies	1.82%
Equity Indices	2.95%
Interest Rates	3.20%
Agricultural Commodities	1.65%
Energy	-2.28%
Metals	-1.52%
Fixed Income Securities	1.17%
TOTAL	6.99%

Interest Rates reversed their prior year’s losses (of −582 bps) and were the largest positive contributors this year (up +320 bps).  For the third consecutive year, Equity Indices were important positive contributors to performance during the year, contributing about 295 bps, as many of the Fund’s CTA programs held long positions in equities for the better part of the year.  Currencies and Agricultural Commodities also made significant positive contributions, while Energy and Metals were a drag on performance.

FUND SECTOR DIVERSIFICATION

The Fund’s sector diversification, as of September 30, 2013 and September 30, 2014, respectively, is shown in the charts below.  Exposures to Interest Rates and Equity Indices are again the largest, followed by Energy.  Currencies and Agricultural Commodities follow, with Metals bringing up the rear.  Overall, there are only very small changes since last year-end.

We are sometimes asked whether Equinox actively manages these sector risk exposures.  In fact, the CTA trading programs to which the Fund allocates have their own target risk exposure to various sectors, and Equinox takes these into account while selecting managers and constructing the Fund’s portfolio.  The actual sector risk exposures shown above are a function of the signals generated by the trading models of various CTA programs: when there are more trends in markets, whether up or down, actual sector risk exposures will tend to be higher.  It is also worth noting that these exposures are “gross” risk exposures: a sector that has long positions whose risk exposure is say 10% and short positions whose risk exposure is say 5% will be shown as having a gross risk exposure of 15%, even though the “net” exposure would be 5% long.

SECTOR DIVERSIFICATION AS OF 9/30/2013

SECTOR DIVERSIFICATION AS OF 9/30/2014

Portfolio holdings are subject to change and should not be considered investment advice.

MARKET COMMENTARY AND OUTLOOK

After the challenges of the previous two years, this last year was generally much more satisfactory.  While the “risk on, risk off” climate that prevailed during much of 2011 and 2012 seemed to be ending in early 2013, CTAs were surprised by the events of the summer of 2013, which was for many one of the worst quarters in their history. Fortunately, the current year has seen markets revert to more “normal” conditions, with fundamental economic forces making their presence felt, with the result that trends appear to have returned to markets.

Almost six years into the current bull market run, market professionals continue to express the view that the bull market in equities may not be sustainable.  So far, they have been proven wrong.  Forecasters of interest rates, who have been calling for higher rates for at least the last couple of years, have also been off the mark.  Of course, it is true that all asset classes do inevitably go through cycles, but it is increasingly clear that both investors and pundits appear to be equally inept at predicting the future.  On the other hand, managed futures, as an asset class, does not generally seek to predict trends or call market tops and bottoms, which is one of the factors responsible for its long-term historical track record.

Investors should bear in mind that CTA programs have historically offered useful diversification benefits, with the potential for attractive risk-adjusted returns over the long term. In our opinion, the asset class should continue to offer these potential benefits in a macro environment that is still challenging and a geopolitical outlook that remains fraught with uncertainty.

Some of the risks we perceive on the horizon for 2015 include: the midterm elections in the US, the slowing global economy, and continuing geopolitical tensions in various parts of the world.  Given these risks, market volatility could become significantly higher than it has been during the last several years.

Difficult market conditions, the prevailing climate of economic and geopolitical uncertainty, and the unpredictable nature of financial markets pose serious challenges for investors and investment professionals.  The Fund’s portfolio as of September 30, 2014 was, we believe, positioned to potentially perform well under these conditions, and Equinox will continually seek to provide the Fund’s investors with what we believe to be the best possible CTA program mix.  As always, we encourage investors to focus on holding a portfolio that contains a strategic mix of traditional assets and alternative asset classes, appropriate for their long-term goals.  A well-balanced portfolio may display lower volatility, while also affording opportunities for potential long-term growth.  We believe that the Fund could play an important role in such a portfolio.

Thank you for investing in the Equinox MutualHedge Futures Strategy Fund.

DESCRIPTIONS OF INDEXES AND TERMS:

The Barclay BTOP50 Index® seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclay CTA Universe. To be included in the BTOP50, the following criteria must be met:

• Program must have at least two years of trading activity.

• Program’s advisor must have at least three years of operating history.

• The BTOP50’s portfolio will be equally weighted among the selected programs at the beginning of each calendar year and will be rebalanced annually.

Source: barclayhedge.com.

The S&P 500®Total Return Index is widely regarded as the best single gauge of the U.S. equities market. This world-renowned Index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500® focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. Total return provides investors with a price-plus-gross cash dividend return. Gross cash dividends are applied on the ex-date of the dividend. Source: standardandpoors.com.

A Commodity Trading Advisor (“CTA”) is a trader who may invest in more than 150 global futures markets. They seek to generate profit in both bull or bear markets, due to their ability to go long (buy) futures positions, in anticipation of rising markets, or go short (sell) futures positions, in anticipation of falling markets.

Contrarian – Unlike trend-following models, which generate buy (sell) signals in the early stage of an upward (or downward) trend, contrarian models generate buy (or sell) signals at the end of the turning point of a downward (or upward) trend.

Correlation Coefficient, r, indicates both the strength and direction of the relationship between the independent and dependent variables. Values of r range from -1.0, a strong negative relationship, to +1.0, a strong positive relationship. When r=0, there is no relationship between variables x and y.

Derivative Contract is a financial contract which derives its value from the performance of another entity such as an asset, index, or interest rate, called the "underlying".  Derivatives are one of the three main categories of financial instruments, the other two being equities (i.e. stocks) and debt (i.e. bonds and mortgages).

Discretionary Trading Strategy (also known as Fundamental Analysis) is the study of basic, underlying factors that will affect the supply and demand of an investment.  For example, with respect to commodity futures, fundamental analysis may look at crop reports, weather patterns, economic reports and other fundamental data to determine whether to buy or sell the futures contract.

Long Position refers to the buying of a security such as a stock, commodity or currency, with the expectation that the asset will rise in value.

Maximum Drawdown measures of risk (also known as Worst Historical Loss) that illustrates the largest peak-to-valley decline, based on simulated monthly rates of return, during a given time period. The Worst Historical Loss depicted in this presentation is not the maximum loss that can occur. There is no guarantee that any particular investment will meet its intended objective; accordingly, investors could lose a substantial portion, or even all, of their investment.

Multi-strategy refers to managed futures programs that employ various trading strategies.

Short Position is a position whereby an investor sells borrowed securities in anticipation of a price decline and is required to return an equal number of shares at some point in the future.

Spread Trading is generally understood to mean the simultaneous purchase of a security (futures contract, option, stock, bond, etc.) and sale of a related security.  Spread trades are executed to attempt to profit from the widening or narrowing of the spread, rather than from movement in the prices of the individual "legs" of the trade directly.

A Systematic Trading Strategy (also known as Quantitative) employs computer-driven, mathematical models to identify when to buy or sell an instrument according to rules determined before a trade is made, generally with little or no human intervention once a mathematical formula has been entered.

A Trend Following strategy generally seeks to identify the general direction of one or more global market segments (either up or down) using indicators such as current market prices and moving average prices, and buy or sell investments based on the assessment of these trade signals as determined before a trade is made.  Trend-following generally focuses on the direction an investment or global market segment already has gone and not on the direction it may go.

Volatility is a measurement of the frequency and magnitude of changes in price over a given time period.

MH875 / 5352-NLD-11/04/2014

Equinox MutualHedge Futures Strategy Fund
PORTFOLIO REVIEW
September 30, 2014 (Unaudited)

The Portfolio's performance figures* for the year ended September 30, 2014, as compared to its benchmark:

	One Year	Three Year	Since Inception**
Equinox MutualHedge Futures Strategy Fund Class A	6.99%	(2.71)%	0.35%
Equinox MutualHedge Futures Strategy Fund Class A with load	0.84%	(4.61)%	(0.89)%
Equinox MutualHedge Futures Strategy Fund Class C	6.23%	(3.41)%	(0.38)%
Equinox MutualHedge Futures Strategy Fund Class I	7.30%	(2.45)%	(0.93)%
Barclays BTOP50 Index	7.32%	0.13%	1.01%
S&P 500 Total Return Index	19.73%	22.99%	15.16%

* The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%.   Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s total annual operating expenses are 2.42% for Class A shares, 3.17% for Class C shares and 2.17% for Class I Shares per the January 28, 2014, prospectus. For performance information current to the most recent month-end, please call toll-free 1-888-643-3431.

The Barclays BTOP50 Index ("BTOP50 Index") seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclays CTA Universe. For 2014 there are 20 funds in the BTOP50 Index.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses.
** Inception date is December 31, 2009 for Class A and Class C shares. Inception date is May 24, 2011 for Class I shares.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class		% of Net Assets
Exchange Traded Funds		68.0%
Money Market Funds		31.5%
Structured Note		4.9%
Other Assets and Liabilities - Net		(4.4)%
		100.0%

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
September 30, 2014
	Shares		Value
		EXCHANGE TRADED FUNDS - 68.0%
	566,650	iShares Barclays 1-3 Year Credit Bond Fund	$ 59,656,912
	268,430	iShares Core Total US Bond Market ETF	29,288,397
	683,425	Vanguard Short-Term Bond ETF	54,721,840
	750,870	Vanguard Short-Term Corporate Bond ETF	59,971,987
		TOTAL EXCHANGE TRADED FUNDS
		(Cost $202,867,658)	203,639,136

	Principal
		STRUCTURED NOTE - 4.9%
	$ 15,000,000	SGI 10 Year Bond Index Deposit, due 2/27/16 *
		(Cost $15,000,000)	14,746,500

	Shares		Value
		MONEY MARKET FUNDS - 31.5%
	28,346,529	BlackRock International Dollar Reserve Series B ** +	$ 28,346,529
	33,014,721	Goldman Sachs Funds PLC - US$ Liquid Reserves Fund ** +	33,014,721
	33,025,282	JPMorgan Liquidity Funds - US Dollar Liquidity Fund ** +	33,025,282
		TOTAL MONEY MARKET FUNDS (Cost $94,386,532)	94,386,532

		TOTAL INVESTMENTS - 104.4% (Cost $312,254,190) (a)	$ 312,772,168
		OTHER ASSETS AND LIABILITIES - NET - (4.4)%	(13,129,974)
		TOTAL NET ASSETS - 100.0%	$ 299,642,194

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, including written
	options, is $312,254,190 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
		Unrealized Appreciation:	$ 1,665,380
		Unrealized Depreciation:	(1,147,402)
		Net Unrealized Appreciation:	$ 517,978
*	Non-Income producing investment.
**	Pledged as collateral for swap agreement.
+	This investment is a holding of MutualHedge Fund Limited CFC.

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2014

SWAP CONTRACTS *+	Unrealized Appreciation (Depreciation)

Total return swap with Deutsche Bank AG, London Branch.  The swap provides exposure to the total returns on a basket of CTA programs that is calculated on a daily basis with reference to a customized index that is also proprietary to Deutsche Bank.  The basket is comprised of a diversified collection of CTA programs including systematic trend following, relative value and short term trading programs. Under the terms of the swap, the advisor has the ability to periodically adjust the notional level of the swap, the notional allocation to each CTA program, and the mix of CTA programs.  The swap was effective on September 26, 2011 and has a term of five years therefrom unless earlier terminated.  In addition, the swap provides for an 0.50% fee to Deutsche Bank. (Notional Value $368,092,944)

$ 1,758,582

Total return swap with Morgan Stanley & Co. International PLC (“Morgan Stanley”). The swap provides exposure to the total returns of the Diversified Program of Winton Capital Management Limited ("Winton") calculated on a daily basis by BNP Paribas Financial Services LLC with reference to an investment portfolio owned by ALPHAS Managed Account Platform XXX Limited (the “Reference Fund”), a private company with limited liability formed under the laws of Ireland.   The investment portfolio of the Reference Fund is comprised at any given time of trading positions selected by Winton that include over-the-counter foreign exchange and currency option transactions and exchange traded futures in relation to any commodity, metal, financial instrument, currency, interest rate or index traded on certain exchanges. Under the terms of the swap, the advisor has the ability to periodically adjust the notional level of the swap. The swap was effective on March 6, 2014 and has a term of three years therefrom unless earlier terminated. In addition, the terms of the swap provide for a floating rate payment to Morgan Stanley based upon an interest rate equal to One Month USD Libor plus 0.27% per annum accrued on the notional level of the swap. (Notional Value $62,596,133)

532,132

Total return swap with Morgan Stanley & Co. International PLC (“Morgan Stanley”). The swap provides exposure to the total returns of the BlueCrest Systematic Macro Program of BlueCrest Capital Management (Guernsey) Ltd. ("BlueCrest") calculated on a daily basis by NAV Consulting Inc. with reference to an investment portfolio owned by Alphas Managed Accounts Platform XLII Limited (the “Reference Fund”), a private company with limited liability formed under the laws of Ireland. The investment portfolio of the Reference Fund is comprised at any given time of trading positions selected by BlueCrest that include over-the-counter foreign exchange and currency option transactions and exchange traded futures in relation to any commodity, metal, financial instrument, currency, interest rate or index traded on certain exchanges. Under the terms of the swap, the advisor has the ability to periodically adjust the notional level of the swap. The swap was effective on August 5, 2014 and has a term of five years therefrom unless earlier terminated. In addition, the terms of the swap provide for a floating rate payment to Morgan Stanley based upon an interest rate equal to One Month USD Libor plus 0.30% per annum accrued on the notional level of the swap. (Notional Value $20,555,080)

(50,664)

Total Net Unrealized Appreciation on Swap Contracts	$ 2,240,050

* Non-Income producing investment.
+ This investment is a holding of MutualHedge Fund Limited CFC.

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
Futures Contracts
September 30, 2014

Description	Long Contracts +	Notional Amount at Value ++	Expiration Date	Unrealized Appreciation/ (Depreciation)
10 YEAR NOTE	17	$ 2,118,891	December 2014	$ (6,047)
10YR GOVERNMENT BOND	15	7,723,189	December 2014	10,620
10YR JGB	18	23,940,903	December 2014	9,667
3 MONTH STERLING	62	12,316,287	September 2016	9,444
3YR GOVERNMENT T BOND	25	5,955,909	December 2014	9,818
5 YEAR NOTE	1	118,258	December 2014	(281)
90 DAY EURO TIME DEPOSIT	32	7,778,800	September 2017	(1,925)
AEX INDEX	17	1,809,719	October 2014	13,528
AUD 90DAY BILL	37	7,553,943	September 2015	(490)
BANK ACCEPTANCE NOTE	204	44,903,956	September 2015	357
COCOA	32	1,056,000	December 2014	16,150
COFFEE	2	145,013	December 2014	2,156
DAX INDEX FUTURE	2	599,373	December 2014	(13,357)
E-MINI NASDAQ 100	17	1,375,215	December 2014	(13,158)
EUR/JPY	29	4,580,096	December 2014	1,892
EURIBOR	135	42,559,286	September 2016	10,657
EURO BUND	49	9,265,217	December 2014	63,812
HANG SENG INDEX	3	440,813	October 2014	(14,198)
H-SHARES INDEX	10	664,954	October 2014	(15,132)
LIVE CATTLE	11	719,290	December 2014	22,960
MINI-S&P INDEX	9	884,475	December 2014	(10,575)
MSCI TAIWAN INDEX	6	194,340	October 2014	(180)
NATURAL GAS	5	206,050	November 2014	2,130
NIKKEI 225 INDEX	10	1,475,604	December 2014	36,863
US TREASURY BILLS	13	1,792,781	December 2014	4,313

	Net Unrealized Appreciation from Open Long Futures Contracts			$ 139,024

Description	Short Contracts +	Notional Amount at Value ++	Expiration Date	Unrealized Appreciation/ (Depreciation)
AUSTRALIAN DOLLAR	18	$ 1,565,460	December 2014	$ 50,040
BRENT OIL	7	662,690	November 2014	46,969
BRITISH POUNDS	12	1,214,325	December 2014	(300)
CANADIAN DOLLAR	13	1,158,040	December 2014	25,800
COPPER	11	827,063	December 2014	30,850
CORN	9	144,338	December 2014	58,613
COTTON	9	276,165	December 2014	17,075
CRUDE OIL	4	364,640	November 2014	3,000
EUR/GBP	9	1,423,329	December 2014	18,554
EURO DOLLAR	22	3,474,625	December 2014	77,000
GAS OIL	4	323,300	November 2014	6,000
GOLD	3	363,480	December 2014	20,040
HEAT OIL	3	333,963	November 2014	11,605
JAPENESE YEN	24	2,736,000	December 2014	74,399
NYH RBOB UNLEADED GAS	4	409,466	November 2014	7,678
PLATINUM	2	130,050	January 2015	830
SILVER	2	170,570	December 2014	26,050
SOYBEAN	5	228,313	November 2014	47,688
SUGAR	14	257,936	March 2015	(2,822)
SWISS FRANC	10	1,309,875	December 2014	25,000

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
Futures Contracts
September 30, 2014

Description	Short Contracts +	Notional Amount at Value ++	Expiration Date	Unrealized Appreciation/ (Depreciation)
WHEAT	4	95,550	December 2014	10,850
			Net Unrealized Appreciation from Open Short Futures Contracts	$ 554,919

			Net Unrealized Appreciation from Open Futures Contracts	$ 693,943

+ This investment is a holding of MutualHedge Fund Limited CFC.

++ This schedule provides the detail of futures contracts the Fund held as of the date of the financial statements, September 30, 2014. The amounts shown in "Notional Amount at Value" of this Schedule are the underlying reference amounts to stock exchange indices, equities and foreign currencies upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund's futures contracts. Further, the underlying price changes in relation to variables specified by the notional values affects the fair value of these derivative financial instruments. Finally, the notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund. The Fund is fully at risk for its investments in the commodity pools (consolidated as of September 30, 2014) outlined in the Notes to Consolidated Financial Statements in this report, which totals approximately $2,083,368.

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
September 30, 2014

ASSETS
Investment securities:
At cost	$ 312,254,190
At fair value	$ 312,772,168
Cash	8,559,382
Cash on deposit with broker - swap margin balance	14,185,319
Deposit at broker for futures contracts	2,634,200
Net unrealized appreciation from swap contracts	2,240,050
Net unrealized appreciation from open futures contracts	693,943
Receivable for fund shares sold	98,815
Prepaid expenses and other assets	102,573
TOTAL ASSETS	341,286,450

LIABILITIES
Due to broker - swap contract	40,645,197
Investment advisory fees payable	374,828
Payable for fund shares repurchased	306,492
Fees payable to other affiliates	131,187
Distribution (12b-1) fees payable	61,036
Accrued expenses and other liabilities	125,516
TOTAL LIABILITIES	41,644,256
NET ASSETS	$ 299,642,194

Composition of Net Assets:
Paid in capital	379,704,704
Accumulated net investment loss	(67,846,873)
Accumulated net realized loss from security transactions, options contracts, futures contracts, forward foreign currency exchange contracts, currency translations and swap contract	(16,885,092)
Net unrealized appreciation of investments, futures contracts, options contracts, forward foreign currency exchange contracts and swap contract	3,451,971
Net assets - controlling interest	298,424,710
Non-controlling interest	1,217,484
NET ASSETS	$ 299,642,194

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Continued)
September 30, 2014

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 126,760,379
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	13,408,202
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (a)(b)	$ 9.45
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%) (c)	$ 10.03

Class C Shares:
Net Assets	$ 37,347,513
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	4,073,047
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (b)	$ 9.17

Class I Shares:
Net Assets	$ 134,316,818
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	14,104,818
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (b)	$ 9.52

(a)	For certain purchases of $1 million or more, a 1% contingent deferred sales charge may apply to redemptions made within twelve months of purchase.
(b) Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.
(c) On investments of $25,000 or more, the offering price is reduced.

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended September 30, 2014

INVESTMENT INCOME
Dividends	$ 3,662,743
Interest	9,976
TOTAL INVESTMENT INCOME	3,672,719
EXPENSES
Investment advisory fees +	6,563,517
Distribution (12b-1) fees:
Class A	440,263
Class C	440,334
Administrative services fees+	462,247
Transfer agent fees	441,376
Non 12b-1 shareholder services fees	217,358
Printing and postage expenses	140,774
Management fees+	132,929
Professional fees+	93,515
Accounting services fees	84,417
Registration fees	66,004
Custodian fees	52,998
Insurance expense	33,259
Compliance officer fees	28,886
Interest expense+	10,521
Trustees fees and expenses	7,479
Other expenses+	16,656
TOTAL EXPENSES	9,232,533
Less: Fees waived by the Advisor	(811,540)
NET EXPENSES	8,420,993
NET INVESTMENT LOSS	(4,748,274)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investment transactions	(3,024,039)
Swap contract	(20,305,531)
Futures contracts	2,494,066
Options written	2,163,289
Forward foreign currency exchange contracts and currency translations	990,972
Broker commissions	(826,030)
Distributions from exchange traded funds	345,115
(18,162,158)
Net change in unrealized appreciation (depreciation) of:
Investments	3,917,846
Options written	(2,838,796)
Futures contracts	(365,158)
Forward foreign currency exchange contracts	(380,369)
Swap contracts	51,360,716
51,694,239
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	33,532,081
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 28,783,807
Net gain attributable to non-controlling interests	(490,779)
NET INCREASE IN NET ASSETS FROM OPERATIONS ATTRIBUTABLE TO
EQUINOX MUTUALHEDGE FUTURES STRATEGY FUND	$ 28,293,028
+ This includes an expense of MutualHedge Fund Limited CFC. See Note 4.

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2014	2013
FROM OPERATIONS
Net investment loss	$ (4,748,274)	$ (9,698,723)
Net realized loss from investment transactions, written options swap contract, futures contracts, forward foreign
currency contracts and currency translations	(18,507,273)	(39,651,291)
Distributions from exchange traded funds	345,115	486,776
Net change in unrealized appreciation (depreciation)
of investments, futures contracts, options written, forward
foreign currency contracts and swap contracts	51,694,239	(39,644,190)
Net gain (loss) attributable to the non-controlling interest	(490,779)	(3,147,830)
Net increase (decrease) in net assets resulting from operations	28,293,028	(91,655,258)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains
Class A	(423,393)	-
Class C	(98,663)	-
Class I	(364,827)	-
Net decrease in net assets from distributions to shareholders	(886,883)	-

CAPITAL TRANSACTIONS - CONTROLLING INTEREST
Proceeds from shares sold:
Class A	29,774,109	124,450,737
Class C	5,724,454	17,708,910
Class I	45,218,608	166,055,763
Net asset value of shares issued in reinvestment of distributions:
Class A	390,541	-
Class C	92,515	-
Class I	330,718	-
Redemption fee proceeds:
Class A	-	50,673
Class C	-	6,624
Class I	-	19,860
Payments for shares redeemed:
Class A	(194,919,767)	(300,407,981)
Class C	(24,196,559)	(34,504,021)
Class I	(159,231,809)	(227,540,184)
Total Decrease in Net Assets from Capital Transactions -
Controlling Interest	(296,847,190)	(254,159,619)

TOTAL DECREASE IN NET ASSETS -
CONTROLLING INTEREST	(269,441,045)	(345,814,877)

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2014	2013

CAPITAL TRANSACTIONS - NON-CONTROLLING INTEREST
Proceeds from contributions	$ 2,419,437	$ 7,531,389
Withdrawals	(3,295,672)	(3,407,952)
Total Increase (Decrease) in Net Assets from Capital Transactions -
Non-controlling Interest	(876,235)	4,123,437

NET ASSETS
Beginning of Period	569,959,474	911,650,914
End of Period *	$ 299,642,194	$ 569,959,474
*Includes accumulated net investment loss of:	$ (67,846,873)	$ (63,098,599)

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2014	2013

SHARE ACTIVITY
Class A:
Shares Sold	3,242,241	13,059,363
Shares Reinvested	42,496	-
Shares Redeemed	(21,371,155)	(32,036,569)
Net decrease in shares of beneficial interest outstanding	(18,086,418)	(18,977,206)

Class C:
Shares Sold	646,525	1,899,115
Shares Reinvested	10,325	-
Shares Redeemed	(2,729,151)	(3,728,663)
Net decrease in shares of beneficial interest outstanding	(2,072,301)	(1,829,548)

Class I:
Shares Sold	4,923,427	17,323,074
Shares Reinvested	35,792	-
Shares Redeemed	(17,412,718)	(24,034,032)
Net decrease in shares of beneficial interest outstanding	(12,453,499)	(6,710,958)

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

		Class A
		Year Ended		Year Ended		Year Ended		Year Ended		Period Ended
		September 30,		September 30,		September 30,		September 30,		September 30,
		2014		2013		2012		2011		2010 (1)
Net asset value, beginning of period		$ 8.85		$ 9.94		$ 10.67		$ 10.10		$ 10.00

Activity from investment operations:
	Net investment loss (2)	(0.11)		(0.12)		(0.14)		(0.51)		(0.09)
	Net realized and unrealized
	gain (loss) on investments	0.73		(0.97)		(0.22)		1.43		0.19
Total from investment operations		0.62		(1.09)		(0.36)		0.92		0.10

Less distributions from:
	Net investment income	-		-		(0.37)		(0.35)		-
	Net realized gains	(0.02)		-		(0.00)	(10)	(0.00)	(10)	-
Total distributions		(0.02)		-		(0.37)		(0.35)		-

Paid-in-Capital From Redemption Fees (10)		0.00		0.00		0.00		0.00		0.00

Net asset value, end of period		$ 9.45		$ 8.85		$ 9.94		$ 10.67		$ 10.10

Total return (3)		6.99%		(10.97)%		(3.33)%		9.32%		1.00%	(9)

Net assets, at end of period (000s)		$ 126,760		$ 278,757		$ 501,465		$ 456,108		$ 113,177

Ratios including the income and expenses of MFL-CFC
Ratio of gross expenses to average
	net assets (4)(7)(12)	2.40%		2.35%		2.41%		5.96%		-	(11)
Ratio of net expenses to average
	net assets (7)(13)	2.19%		2.24%		2.38%		5.93%	(6)	-	(11)
Ratio of net investment loss
	to average net assets (8)(14)	(1.24)%		(1.27)%		(1.41)%		(4.87)%		-	(11)

Portfolio Turnover Rate		0%	(15)	0%	(15)	9%		68%		0%	(9)

(1)	The Equinox MutualHedge Futures Strategy Fund's Class A shares commenced operations December 31, 2009.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(5)	Annualized for periods less than one full year.
(6)	Represents the ratio of expenses to average net assets inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.
(7)	Does not include the expenses of other exchange traded funds in which the Fund invests.
(8)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the exchange traded funds in which the Fund invests.
(9)	Not annualized.
(10)	Amount represents less than $0.01 per share.
(11)	If the income and expenses of MFL-CFC had been included for the period ended September 30, 2010, the ratios would have been as follows:

Ratio of gross expenses to average
	net assets (4)(7)									9.21%	(5)
Ratio of net expenses to average
	net assets (7)									8.43%	(5)
Ratio of net investment loss
	to average net assets (8)									(7.42)%	(5)
(12)	Ratio of gross expenses to average
net assets excluding the expenses of MFL-CFC (4)(7)		2.07%		1.98%		1.89%		1.97%		2.98%	(5)
(13)	Ratio of net expenses to average
net assets excluding the expenses of MFL-CFC (7)		1.86%		1.86%		1.86%		1.93%	(6)	2.20%	(5)
(14)	Ratio of net investment loss to average net assets
excluding the income and expenses of MFL-CFC (8)		(0.90)%		(0.90)%		(0.90)%		(0.85)%		(1.19)%	(5)
(15)	Amount represents less than 1%.

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

		Class C
		Year Ended		Year Ended		Year Ended		Year Ended		Period Ended
		September 30,		September 30,		September 30,		September 30,		September 30,
		2014		2013		2012		2011		2010 (1)
Net asset value, beginning of period		$ 8.65		$ 9.78		$ 10.55		$ 10.05		$ 10.00

Activity from investment operations:
	Net investment loss (2)	(0.18)		(0.19)		(0.22)		(0.58)		(0.14)
	Net realized and unrealized
	gain (loss) on investments	0.72		(0.94)		(0.21)		1.41		0.19
Total from investment operations		0.54		(1.13)		(0.43)		0.83		0.05

Less distributions from:
	Net investment income	-		-		(0.34)		(0.33)		-
	Net realized gains	(0.02)		-		(0.00)	(10)	(0.00)	(10)	-
Total distributions		(0.02)		-		(0.34)		(0.33)		-

Paid-in-Capital From Redemption Fees (10)		0.00		0.00		0.00		0.00		0.00

Net asset value, end of period		$ 9.17		$ 8.65		$ 9.78		$ 10.55		$ 10.05

Total return (3)		6.23%		(11.55)%		(4.09)%		8.45%		0.50%	(9)

Net assets, at end of period (000s)		$ 37,348		$ 53,154		$ 78,011		$ 59,920		$ 8,836

Ratios including the income and expenses of MFL-CFC
Ratio of gross expenses to average
	net assets (4)(7)(12)	3.15%		3.10%		3.16%		6.71%		-	(11)
Ratio of net expenses to average
	net assets (7)(13)	2.94%		2.99%		3.13%		6.67%	(6)	-	(11)
Ratio of net investment loss
	to average net assets (8)(14)	(2.01)%		(2.02)%		(2.17)%		(5.62)%		-	(11)

Portfolio Turnover Rate		0%	(15)	0%	(15)	9%		68%		0%	(9)

(1)	The Equinox MutualHedge Futures Strategy Fund's Class C shares commenced operations December 31, 2009.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(5)	Annualized for periods less than one full year.
(6)	Represents the ratio of expenses to average net assets inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.
(7)	Does not include the expenses of other exchange traded funds in which the Fund invests.
(8)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the exchange traded funds in which the Fund invests.
(9)	Not annualized.
(10)	Amount represents less than $0.01 per share.
(11)	If the income and expenses of MFL-CFC had been included for the period ended September 30, 2010, the ratios would have been as follows:

Ratio of gross expenses to average
	net assets (4)(7)									12.20%	(5)
Ratio of net expenses to average
	net assets (7)									9.18%	(5)
Ratio of net investment loss
	to average net assets (8)									(8.21)%	(5)
(12)	Ratio of gross expenses to average
net assets excluding the expenses of MFL-CFC (4)(7)		2.82%		2.73%		2.65%		2.71%		5.97%	(5)
(13)	Ratio of net expenses to average
net assets excluding the expenses of MFL-CFC (7)		2.61%		2.61%		2.61%		2.67%	(6)	2.95%	(5)
(14)	Ratio of net investment loss to average net assets
excluding the income and expenses of MFL-CFC (8)		(1.68)%		(1.65)%		(1.65)%		(1.60)%		(1.99)%	(5)
(15)	Amount represents less than 1%.

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

		Class I
		Year Ended		Year Ended		Year Ended		Period Ended
		September 30,		September 30,		September 30,		September 30,
		2014		2013		2012		2011 (1)
Net asset value, beginning of period		$ 8.89		$ 9.96		$ 10.68		$ 10.23

Activity from investment operations:
	Net investment loss (2)	(0.09)		(0.10)		(0.07)		(0.16)
	Net realized and unrealized
	gain (loss) on investments	0.74		(0.97)		(0.26)		0.61
Total from investment operations		0.65		(1.07)		(0.33)		0.45

Less distributions from:
	Net investment income	-		-		(0.39)		-
	Net realized gains	(0.02)		-		(0.00)	(9)	-
Total distributions		(0.02)		-		(0.39)		-

Paid-in-Capital From Redemption Fees (9)		0.00		0.00		(0.00)		0.00

Net asset value, end of period		$ 9.52		$ 8.89		$ 9.96		$ 10.68

Total return (3)		7.30%		(10.74)%		(3.08)%		4.40%	(8)

Net assets, at end of period (000s)		$ 134,317		$ 236,188		$ 331,291		$ 157,885

Ratios including the income and expenses of MFL-CFC
Ratio of gross expenses to average
	net assets (4)(6)(10)	2.15%		2.10%		2.17%		5.43%	(5)
Ratio of net expenses to average
	net assets (6)(11)	1.94%		1.99%		2.13%		5.33%	(5)
Ratio of net investment loss
	to average net assets (7)(12)	(1.01)%		(1.03)%		(1.19)%		(4.36)%	(5)

Portfolio Turnover Rate		0%	(13)	0%	(13)	9%		68%	(8)

(1)	The Equinox MutualHedge Futures Strategy Fund's Class I shares commenced operations May 24, 2011.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(5)	Annualized for periods less than one full year.
(6)	Does not include the expenses of other exchange traded funds in which the Fund invests.
(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the exchange traded funds in which the Fund invests.
(8)	Not annualized.
(9)	Amount represents less than $0.01 per share.
(10)	Ratio of gross expenses to average
	net assets excluding the expenses of MFL-CFC (4)(6)	1.82%		1.73%		1.65%		1.70%	(5)
(11)	Ratio of net expenses to average
	net assets excluding the expenses of MFL-CFC (6)	1.61%		1.61%		1.61%		1.61%	(5)
(12)	Ratio of net investment loss to average net assets
	excluding the income and expenses of MFL-CFC (7)	(0.67)%		(0.65)%		(0.67)%		(0.62)%	(5)
(13)	Amount represents less than 1%.

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2014

1.

ORGANIZATION

The Equinox MutualHedge Futures Strategy Fund, formerly MutualHedge Frontier Legends Fund, (the “Fund”) is a non-diversified series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.   The Fund currently offers three distinct share classes; Class A, Class C and Class I shares. The Fund seeks to achieve capital appreciation in both rising and falling (bull and bear) equity markets with an annual volatility that is generally lower than the volatility experienced by the S&P 500 Index. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

The Fund currently offers Class A, Class C and Class I shares.    Class C and Class I shares are offered at net asset value.   Class A shares are offered at net asset value plus a maximum sales charge of 5.75%.   Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges.   All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.   The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities, including exchange traded funds, listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation.  Investments in trading companies are valued at a fair value based on the net asset value as reported by underlying trading companies. Investments in swap contracts are reported at fair value based on daily price reporting from the swap counterparty. Equinox Fund Management, LLC (the “Advisor”) fair values the investments of systematic trading companies based on the Commodity Trading Advisor’s (the “CTA”) estimated position information on a same-trading day basis. The Advisor reviews and approves current day pricing of the CTA positions, as received from the administrator of the systematic trading company, which includes intra-day volatility and volume, expenses and daily performance fees, which is then used to determine a daily fair value NAV for each CTA. The Advisor’s fair value NAV is back tested daily and reviewed by the Fund’s fair valuation committee on a regular basis. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

Equinox MutualHedge Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2014

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor.  The team may also enlist third party consultants such as a valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process - This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the Advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the Advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the Advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Equinox MutualHedge Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2014

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of September 30, 2014 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$ 203,639,136	$ -	$ -	$ 203,639,136
Structured Note	-	14,746,500	-	14,746,500
Short-Term Investments	94,386,532	-	-	94,386,532
Swap Contract	-	2,290,714	-	2,290,714
Futures Contracts*	693,943	-	-	693,943
Total	$ 298,719,611	$ 17,037,214	$ -	$ 315,756,825

Liabilities	Level 1	Level 2	Level 3	Total
Swap Contracts	$ -	$ 50,664	$ -	$ 50,664
Total	$ -	$ 50,664	$ -	$ 50,664

There were no transfers in to or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers in to or out of Level 1 and Level 2 at the end of the reporting period.

The Fund did not hold any Level 3 securities during the period.

*Net appreciation/depreciation of futures contracts.

Equinox MutualHedge Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2014

Consolidation of Subsidiaries – The consolidated financial statements of the Fund include MutualHedge Fund Limited (“MFL-CFC”), a wholly owned and controlled subsidiary. The consolidated financial statements of MFL-CFC include the financial statements of certain majority owned systematic trading companies. All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest up to 25% of its total assets in a controlled foreign corporation (“CFC”) which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

A summary of the Fund's investments in the MFL-CFC is as follows:

	Inception Date of MFL-CFC	MFL-CFC Net Assets at September 30, 2014	% of the Fund’s Total Net Assets at September 30, 2014
MFL-CFC	1/12/2010	$ 72,242,815	24.11%

MFL-CFC, through its investments in systematic trading companies, utilizes commodity based derivative products to facilitate the Fund’s pursuit of its investment objective. The systematic trading companies are majority owned commodity pool subsidiaries which invest in global derivatives markets through multiple CTAs, each of whom is registered with the U.S. Commodity Futures Trading Commission and each of whom operate multiple trading programs. CTAs attempt to earn profits in a variety of markets by employing long and short trading algorithms applied to futures, options and forward contracts. It is anticipated the CTA programs will be tied to a variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products. MFL-CFC maintained a controlling economic interest (greater than 50%) in certain systematic trading companies during the period ended September 30, 2014 and consolidated the operations of each systematic trading company for the periods in which it had a controlling economic interest during the year ended September 30, 2014. The non-controlling interest is the portion of equity ownership in each systematic trading company not attributable to MFL-CFC or the Fund. MFL-CFC accounted for its investment in each systematic trading company at fair value, utilizing the net asset value provided by the underlying investment advisor. Investments in the systematic trading companies may be withdrawn on any business day given two business days’ notice.

During the period ended September 30, 2014, MFL-CFC held a majority of the outstanding units of the following systemic trading companies: E2 Cantab TradeCo LLC, E2 John Locke TradeCo – Cyril Program LLC, E2 Mesirow TradeCo – Absolute Return Plus Program LLC, E2 QCM TradeCo – Global Diversified Program LLC, E2 QIM TradeCo – Global Program LLC,  E2 QIM TradeCo – Global Program LLC, E2 Quest TradeCo – QTI Program LLC and E2 Tiverton TradeCo – Discretionary Program LLC.

The following chart represents the dates MFL-CFC held a majority of the outstanding units of each systematic trading company and when MFL-CFC lost financial control and therefore deconsolidated.

Majority Ownership
Systematic Trading Company	From	To
Cantab	January-10	July-14
John Locke	July-11	February-14
Mesirow	June-12	August-14
QIM	January-10	June-14
QCM	January-12	January-14
Tiverton	January-10	September-14

E2 Quest TradeCo – QTI Program LLC systematic trading company was consolidated for the year ending September 30, 2014 and maintained controlling interest post September 30, 2014.

The trading companies have engaged Cantab Capital Partners LLP (Cantab), John Lock Investments SA (John Locke), Mesirow Financial Commodities Management, LLP (Mesirow), Quality Capital Management, Ltd. (QCM), Quantitative Investment Management, LLC (QIM), Quest Partners LLC (Quest) and Tiverton Trading (Tiverton), (each, a “CTA”), to provide trading advisory services to the relevant trading company.

For tax purposes, MFL-CFC is an exempted Cayman investment company. MFL-CFC has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, MFL-CFC is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, MFL-CFC’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Market Risk – Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the schedule of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in Fund’s consolidated financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. The Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the consolidated portfolio of investments.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Counterparty Risk – Counterparty risk is the risk that the counterparty to a financial instrument will cause a financial loss for the Fund by failing to discharge an obligation. A concentration of counterparty risk exists in that the part of the Fund’s cash is held at the Broker. The Fund could be unable to recover assets held at the Broker, including assets directly traceable to the Fund, in the event of the Broker’s bankruptcy. The Fund does not anticipate any material losses as a result of this concentration.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the fund in the Trust.

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions and has concluded that no liability should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011 – 2013) or expected to be taken on the Fund’s 2014 return. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Foreign Currency Transactions – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Forward Currency Contracts – As foreign securities are purchased, the Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks.  The market value of the contract fluctuates with changes in currency exchange rates.  The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.  As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from foreign currency transactions in the Consolidated Statement of Operations. For the year ended September 30, 2014, the Fund had realized gains of $990,972 from forward foreign currency contracts.

Futures Contracts – The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, foreign currencies or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position).  During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading.   Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred.   When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract.  If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.   The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract.  Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.  With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. For the year ended September 30, 2014, the net change in unrealized depreciation on futures contracts was $365,158.  For the year ended September 30, 2014, the Fund had realized gains of $2,494,066 from futures contracts.

Swap Agreements – The Fund is subject to equity price risk, interest rate risk, credit risk, currency risk, counterparty risk and/or commodity risk in the normal course of pursuing its investment objective.  The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk.   These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment.   Changes in the value of swap agreements are recognized as unrealized gains or losses in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each day as reported by the swap counterparty.   Realized gains and losses from the decrease in notional value of the swap are recognized on trade date. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Consolidated Statement of Operations.

MFL-CFC maintains short-term investments, up to 20% of the notional value of the swap, as collateral to secure its obligations under the swap.  As of September 30, 2014, the notional value of the total return swap with Deutsche Bank was $368,092,944.  As of September 30, 2014, the notional value of the total return swaps with Morgan Stanley were $62,596,133 and $20,555,080.  Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities.   The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.   In order to maintain prudent risk exposure to the counterparty, the Advisor will reduce exposure to the counterparty whenever that exposure exceeds 5% of the net assets of the Fund for a period of one week or such lesser time as the Advisor may determine. If the Advisor determines that the counterparty presents an imprudent risk, the swap may be terminated in its entirety. For the period ended September 30, 2014, the net change in unrealized appreciation on swap contracts was $51,360,716. For the year ended September 30, 2014, the Fund had realized losses of $20,305,531 on swap contracts.

Options Transactions – The Fund is subject to equity price risk, interest rate risk, commodity risk and currency risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against this risk.

When the Fund writes a put or call option, an amount equal to the premium received is included in the consolidated statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

For the year ended September 30, 2014, the Fund had a loss of $4,931,553 on purchased options and this loss is included in the line item marked “Net realized gain (loss) from investment transactions” on the Consolidated Statement of Operations.  The net change in unrealized appreciation (depreciation) on purchased options was $(2,536,410) as of the year ended September 30, 2014 and is included in the line marked “Net change in unrealized appreciation (depreciation) of investments” on the Consolidated Statement of Operations.

For the year ended September 30, 2014, the Fund had a realized gain of $2,163,289 on options written and this gain is included in the line item marked “Net realized gain (loss) from options written” on the Consolidated Statement of Operations.  The net change in unrealized depreciation on written options was $2,838,796 as of the year ended September 30, 2014 and is included in the line marked “Net change in unrealized appreciation (depreciation) of options written” on the Consolidated Statement of Operations.

Transactions in option contracts written by the Fund during the period ended September 30, 2014, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, at September 30, 2013	1,487	$ 4,785,199
Options written	12,619	7,117,395
Options expired	(2,426)	(1,255,045)
Options closed	(11,680)	(10,647,549)
Options outstanding, at September 30, 2014	-	$ -

Offsetting of Financial Assets and Derivative Assets

The following table presents the Fund’s asset and liability derivatives available for offset under a master netting arrangement along with collateral pledged for these contracts as of September 30, 2014.

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amount of Assets Present in the Consolidated Statement of Assets and Liabilities	Cash Collateral Pledged
Swap Contracts	$ 2,290,714	$ (50,664)	$ 2,240,050	$ 108,571,851
Futures Contracts	772,408	(78,465)	$ 693,943	2,634,200
Total	$ 3,063,122	$ (129,129)	$ 2,933,993	$ 111,206,051

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of September 30, 2014:

Location on the Consolidated Statement of Assets and Liabilities
Derivatives Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency/ Commodity/ Interest Rate Contracts	Unrealized appreciation on swap contract Net unrealized appreciation from open futures contracts

Equinox MutualHedge Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2014

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of September 30, 2014:

Asset Derivatives Investment Fair Value
	Commodity	Currency	Equity	Interest Rate	Total as of September 30, 2014
Futures Contracts	$ 327,821	$ 272,385	$ -	$ 109,946	$ 710,152
Swap Contract	2,290,714	-	-	-	2,290,714
	$ 2,618,535	$ 272,385	$ -	$ 109,946	$ 3,000,866

Liability Derivatives Investment Fair Value
	Commodity	Currency	Equity	Interest Rate	Total as of September 30, 2014
Futures Contracts	$ -	$ -	$ (16,209)	$ -	$ (16,209)
Swap Contract	(50,664)	-	-	-	(50,664)
	$ (50,664)	$ -	$ (16,209)	$ -	$ (66,873)

Equinox MutualHedge Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2014

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the period ended September 30, 2014:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Commodity/Interest Rate Contracts
Net realized gain (loss) from futures contracts
Net realized gain (loss) from forward foreign currency exchange contracts
Net realized gain (loss) from investment transactions
Net realized gain (loss) from options written
Net realized gain (loss) from swap contracts
Net change in unrealized appreciation/(depreciation) from futures contracts
Net change in unrealized appreciation/(depreciation) from forward foreign currency exchange contracts
Net change in unrealized appreciation/(depreciation) from investments
Net change in unrealized appreciation/(depreciation) from options written
Net change in unrealized appreciation/(depreciation) from swap contracts

The following is a summary of the Fund’s realized and unrealized gain (loss) on derivative investments recognized in the Consolidated Statement of Operations categorized by primary risk exposure for the year ended September 30, 2014:

Net Change in unrealized gain/(loss) on derivatives recognized in the Consolidated Statement of Operations
Derivative Investment Type	Commodity	Currency	Equity	Interest Rate	Total for the period ended September 30, 2014
Futures	$ 469,040	$ (128,503)	$ (48,950)	$ (656,745)	$ (365,158)
Options Written	-	61,100	(2,899,896)	-	(2,838,796)
Options Purchased	-	-	(2,539,381)	2,971	(2,536,410)
Swap Contract	51,360,716	-	-	-	51,360,716
Forward Foreign Currency Contracts	-	(380,369)	-	-	(380,369)
	$ 51,829,756	$ (447,772)	$ 719,982	$ (653,774)	$ 51,448,192

Realized gain/(loss) on derivatives recognized in the Consolidated Statement of Operations
Derivative Investment Type	Commodity	Currency	Equity	Interest Rate	Total for the period ended September 30, 2014
Futures	$ 1,078,897	$ 537,945	$ (1,269,969)	$ 2,147,193	$ 2,494,066
Options Written	447,217	(10,520)	1,687,329	39,263	2,163,289
Options Purchased	(1,097,437)	(251,139)	(2,619,353)	(963,624)	(4,931,553)
Swap Contract	(21,312,386)	-	-	-	(21,312,386)
Forward Foreign Currency Contracts	-	1,023,617	-	-	1,023,617
	$ (20,883,709)	$ 1,299,903	$ (2,201,993)	$ 1,222,832	$ (20,562,967)

Equinox MutualHedge Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2014

The derivative instruments outstanding as of September 30, 2014 as disclosed in the Consolidated Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Consolidated Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Structured Notes – There are several risks associated with the use of structured notes. Structured notes are leveraged, thereby providing an exposure to the underlying benchmark greater than the face amount and increasing the volatility of each note relative to the change in the underlying linked financial instrument. A highly liquid secondary market may not exist for the structured notes the Fund invests in, which may make it difficult for the Fund to sell the structured notes it holds at an acceptable price or to accurately value them. In addition, structured notes are subject to the risk that the counterparty to the instrument, or issuer, might not pay interest when due or repay principal at maturity of the obligation. Although the Trust will not invest in any structured notes unless Fund’s management believes that the issuer is creditworthy, the Fund does bear the risk of loss of the amount expected to be received in the event of the default or bankruptcy of the issuer.

Fluctuations in the value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations. The Fund records a realized gain or loss when a structured note is sold or matures.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3. INVESTMENT TRANSACTIONS

For the year ended September 30, 2014, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments amounted to $0 and $189,334,783 respectively.

4. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

Equinox Fund Management, LLC serves as the Fund’s investment advisor. The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Trust on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, calculated and accrued daily and paid monthly, at an annual rate of 1.45% of the Fund’s average daily net assets.

Equinox MutualHedge Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2014

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until May 31, 2015, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments, borrowing costs (such as interest and dividend expenses on securities sold short), taxes or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business) do not exceed 1.86%, 2.61% and 1.61% per annum of the Fund’s average daily net assets for Class A, Class C and Class I shares, respectively. For the period ended September 30, 2014, the Advisor waived fees in the amount of $811,540.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's operating expenses are subsequently less than 1.86%, 2.61% and 1.61% of average daily net assets attributable to Class A, Class C and Class I shares, respectively, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.86%, 2.61% and 1.61% of average daily net assets for each share class. If Fund operating expenses attributable to Class A, Class C and Class I shares subsequently exceed 1.86%, 2.61% and 1.61%, respectively per annum of the average daily net assets, the reimbursements shall be suspended.

The following amounts are subject to recapture by the Fund by the following dates:

9/30/2015	$301,993
9/30/2016	$908,115
9/30/2017	$811,540

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

Pursuant to the terms of the respective Advisory Agreements between each CTA and the relevant trading company, Cantab, John Locke, Mesirow, QCM, QIM, Quest and Tiverton are entitled to receive an advisory fee on a monthly basis in respect of futures trading advisory services provided to such trading company. Such fee is accrued daily and paid monthly equal to annual percentages of net assets ranging from 0.45% to 1.25%, in accordance with each individual CTA advisory agreement.

The CTAs are entitled to receive an Incentive fee in respect of each of the CTA portfolios.  Pursuant to Advisory Agreements, the CTAs received percentages of the new high net trading profits at the end of each calendar quarter during the period ended September 30, 2014 ranging from 20.00% to 25.00%, in accordance with each individual CTA advisory agreement.

New high net trading profits is equal to the net profits of the trading company during the period, if any, including gross realized trading profits plus or minus the change in unrealized profit (loss) on open positions minus broker commissions, exchange fees and other transaction related fees and expenses charged in connection with the trading company’s trading activities.

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Class A and Class C shares (“Plan”). The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets for Class A and 1.00% of its average daily net assets for Class C shares which is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class C shares. The Distributor is an affiliate of GFS. During the year ended September 30, 2014, the Distributor received $97,277 and $55,165 in underwriting commissions for sales of Class A and Class C shares respectively, of which $8,795 and $2,104 was retained by the principal underwriter or other affiliated broker-dealers for Class A and Class C shares respectively.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.  GFS provides Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC  (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Fund.

5. REDEMPTION FEE

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the year ended September 30, 2014, the Fund did not assess any redemption fees.

6.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following periods was as follows:

Fiscal Year Ended
September 30, 2014
Long-Term Capital Gain	886,883

There was no distribution for fiscal year ended September 30, 2013.

As of September 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$ 20,522,977	$ 1,293,387	$ -	$ (103,665,189)	$ -	$ 568,831	$ (81,279,994)

The difference between book basis and tax basis unrealized appreciation, accumulated net investment loss and accumulated net realized losses is primarily attributable to the tax treatment of the Fund’s wholly-owned subsidiary.  Other book/tax differences are primarily attributable to adjustments resulting from the Fund’s investment in its wholly-owned subsidiary.

7.  SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the consolidated financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the consolidated financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Equinox MutualHedge Futures Strategy Fund

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Equinox MutualHedge Futures Strategy Fund (the Fund), a series of the Northern Lights Fund Trust, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and the period from December 31, 2009 (commencement of operations) through September 30, 2010. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Equinox MutualHedge Futures Strategy Fund as of September 30, 2014, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period from December 31, 2009 (commencement of operations) through September 30, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/ McGladrey LLP

Denver, Colorado

December 19, 2014

Equinox MutualHedge Futures Strategy Fund

EXPENSE EXAMPLES

September 30, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2014 through September 30, 2014.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 4/1/14	Ending Account Value 9/30/14	Expenses Paid During Period* 4/1/14 – 9/30/14	Expense Ratio During Period** 4/1/14 – 9/30/14
Class A	$1,000.00	$1,052.30	$11.27	2.19%
Class C	1,000.00	1,049.20	15.10	2.94%
Class I	1,000.00	1,054.30	9.99	1.94%

Hypothetical (5% return before expenses)	Beginning Account Value 4/1/14	Ending Account Value 9/30/14	Expenses Paid During Period* 4/1/14 – 9/30/14	Expense Ratio During Period** 4/1/14 – 9/30/14
Class A	$1,000.00	$1,014.09	$11.06	2.19%
Class C	1,000.00	1,010.33	14.82	2.94%
Class I	1,000.00	1,015.34	9.80	1.94%

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

**Annualized.

Equinox MutualHedge Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2014

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	98

Two Roads Shared Trust

(since 2012) (Chairman of the Valuation Committee); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Independent Director OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014)

Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	98	Schroder Global Series Trust and Two Roads Shared Trust (since 2012)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	98

AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust. (2007 – May, 2010); The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010-2013) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, Partner and President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010).	98	AdvisorOne Funds (16 portfolios) (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	131	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011); Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006).	131

Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

Equinox MutualHedge Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

September 30, 2014

    Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, GemCom LLC (2004 - 2011).	98	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-643-3431.

9/30/14 – NLFT_v1

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-643-3431 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-643-3431.

INVESTMENT ADVISOR

Equinox Fund Management, LLC
1775 Sherman St. Suite 2500

Denver, CO 80264

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii

The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2014 - $37,500

(b)

Audit-Related Fees

2014 - None

(c)

Tax Fees

2014 - $7,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2014 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2014

Audit-Related Fees:

0.00%

                          Tax Fees:

0.00%

                          All Other Fees:

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 -  $7,500

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

12/18/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

12/18/14

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

12/18/14